UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

ELECTRAMECCANICA VEHICLES CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Silver Drive Third Floor Burnaby, British Columbia, Canada	V5H 0H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 428-7656

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Arrangement Agreement

On January 11, 2024, ElectraMeccanica Vehicles Corp., a corporation existing under the laws of the Province of British Columbia (“ElectraMeccanica”), and Xos, Inc., a Delaware corporation (“Xos”), entered into an arrangement agreement (the “Arrangement Agreement”), pursuant to which Xos will acquire all of the issued and outstanding common shares of ElectraMeccanica (the “ElectraMeccanica Shares”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”). The board of directors of each of ElectraMeccanica and Xos had unanimously approved the Arrangement and the Arrangement Agreement.

Consideration

Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each ElectraMeccanica Share outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) (other than the shares held by ElectraMeccanica shareholders who have exercised rights of dissent in respect of the Arrangement) will be transferred to Xos in exchange for such number of shares of Xos common stock, $0.0001 par value per share (the “Consideration Shares”), as is provided for in the Arrangement Agreement. Upon completion of the Arrangement, Xos stockholders and ElectraMeccanica shareholders will own approximately 79% and 21% of the combined company, respectively, subject to certain adjustments set forth in the Arrangement Agreement. The exact number of Consideration Shares to be issued to ElectraMeccanica shareholders will be determined prior to the closing of the Arrangement.

At the Effective Time, (i) each ElectraMeccanica deferred share unit, performance share unit and restricted share unit that is outstanding immediately prior to the Effective Time will vest and be settled by ElectraMeccanica in exchange for one ElectraMeccanica Share, subject to applicable withholdings; (ii) each ElectraMeccanica option to purchase ElectraMeccanica Shares that is in-the-money and outstanding immediately prior to the Effective Time, will be cancelled in exchange for a number of ElectraMeccanica Shares equal to the in-the-money value of such option, as calculated in accordance with the Plan of Arrangement, subject to applicable withholdings; (iii) each ElectraMeccanica option to purchase ElectraMeccanica Shares that is out-of-the-money and outstanding immediately prior to the Effective Time will be cancelled without any payment therefor; and (iv) each outstanding purchase warrant to acquire ElectraMeccanica Shares will remain outstanding following the closing of the Arrangement and will remain exercisable pursuant to the terms and conditions of the warrant certificates representing such ElectraMeccanica warrants.

Governance

The Arrangement Agreement provides that Xos will take all necessary action to ensure that immediately following the Effective Time, (i) if at such time the Xos board of directors is comprised of eight or fewer directors, two of such directors will be individuals who currently serve as directors of ElectraMeccanica who are identified by ElectraMeccanica to Xos; and (ii) if at such time the Xos board of directors is comprised of nine or 10 directors, three of such directors will be individuals who currently serve as directors of ElectraMeccanica who are identified by ElectraMeccanica to Xos.

Conditions to the Arrangement

The obligations of Xos and ElectraMeccanica to consummate the Arrangement are subject to customary conditions, including, but not limited to, (i) obtaining the required approvals of Xos’ stockholders and ElectraMeccanica’s shareholders, (ii) obtaining an interim order and final order (the “Final Order”) from the Supreme Court of British Columbia approving the Arrangement, (iii) the issuance of the Consideration Shares being exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof and the prospectus requirements of applicable securities laws in Canada, (iv) the Consideration Shares being listed on Nasdaq, (v) the absence of any law or order prohibiting or making illegal the consummation of the Arrangement or any of the other transactions contemplated by the Arrangement Agreement, (vi) the absence of any pending or threatened proceeding that would reasonably likely to prevent or materially delay the consummation of the Arrangement, (vii) the determination of the amount of net cash of ElectraMeccanica pursuant to the Arrangement Agreement, (viii) subject to certain materiality exceptions, the accuracy of the representations and warranties of each party, (ix) the performance in all material respects by each party of its obligations under the Arrangement Agreement, (x) no material adverse effect having occurred that is continuing, (xi) the number of ElectraMeccanica Shares in respect of which ElectraMeccanica shareholders have validly exercised dissent rights not exceeding 7.5% of the ElectraMeccanica Shares issued and outstanding and (xii) certain consents being obtained.

Certain Other Terms of the Arrangement Agreement

The Arrangement Agreement includes customary representations, warranties and covenants of Xos and ElectraMeccanica and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its business during the interim period between execution of the Arrangement Agreement and the Effective Time and (ii) non-solicitation obligations in connection with alternative acquisition proposals. However, under certain circumstances, a party may change its recommendation to its shareholders or stockholders, as applicable, in response to a superior proposal, and under certain circumstances, ElectraMeccanica may terminate the Arrangement Agreement and accept such a superior proposal.

The Arrangement Agreement contains certain termination rights for each of Xos and ElectraMeccanica, including in the event that (i) the approval of (A) the resolution approving the Arrangement by ElectraMeccanica’s shareholders (the “ElectraMeccanica Resolution”) or (B) the resolution approving the issuance of the Consideration Shares by Xos’ stockholders (the “Xos Resolution”) is not obtained at the respective shareholder meetings; (ii) any law makes the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such law has become final and non-appealable ; or (iii) the Arrangement has not occurred on or before June 30, 2024 (the “Outside Date”), which Outside Date may be extended as agreed to in writing by the parties. In addition, ElectraMeccanica may terminate the Arrangement Agreement in certain circumstances if (v) there is a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Xos under the Arrangement Agreement that would cause certain representations and warranties and covenants of Xos not to be true or complied with, as applicable, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date; (w) prior to the approval by the ElectraMeccanica shareholders of the Arrangement, the ElectraMeccanica board of directors authorizes ElectraMeccanica to enter into a definitive agreement providing for the implementation of a superior proposal; (x) Xos fails to perform, in any material respect, any covenant or agreement in respect of its non-solicitation obligations under the Arrangement Agreement; (y) a material adverse change has occurred in respect of Xos; or (z) if there is a change in the recommendation of the Xos board of directors that the Xos stockholders approve the Arrangement. The Arrangement Agreement may also be terminated by the mutual written agreement of ElectraMeccanica and Xos and in other customary circumstances. In addition, Xos may terminate the Arrangement Agreement in certain circumstances if (a) there is a breach of any representation or warranty or failure to perform any covenant or agreement on the part of ElectraMeccanica under the Arrangement Agreement that would cause certain representations and warranties and covenants of ElectraMeccanica not to be true or complied with, as applicable, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date; (b) ElectraMeccanica fails to perform, in any material respect, any covenant or agreement in respect of its non-solicitation obligations under the Arrangement Agreement; (c) a material adverse change has occurred in respect of ElectraMeccanica; or (d) if there is a change in the recommendation of the ElectraMeccanica board of directors that the ElectraMeccanica shareholders approve the Arrangement.

The Arrangement Agreement provides further that a termination fee will be payable by ElectraMeccanica upon termination of the Arrangement Agreement under specified circumstances, including: (i) a change in the recommendation of the ElectraMeccanica board of directors or a material breach by ElectraMeccanica of its non-solicitation covenants; (ii) ElectraMeccanica’s pursuit of a superior proposal; (iii) a termination of the Arrangement Agreement by Xos or ElectraMeccanica because of (a) ElectraMeccanica shareholders’ failure to adopt the ElectraMeccanica Resolution at the ElectraMeccanica shareholder meeting, (b) the Effective Time does not occur on or prior to the Outside Date, or (c) breach of any representation or warranty or failure to perform any covenant or agreement by ElectraMeccanica due to a willful breach or fraud that would cause the corresponding closing conditions not to be satisfied, in each case set forth in this clause (iii) at a time when there was a publicly announced or publicly disclosed offer or proposal for an alternative transaction with respect to ElectraMeccanica and ElectraMeccanica enters into or consummates an alternative transaction within 12 months following such date of termination; or (iv) in the event of a change in the recommendation of the ElectraMeccanica board of directors and the approval for the transaction of ElectraMeccanica shareholders is not obtained.

The Arrangement Agreement also provides that a termination fee will be payable by Xos upon termination of the Arrangement Agreement under specified circumstances, including: (i) a change in the recommendation of the Xos board of directors or a material breach by Xos of its non-solicitation covenants; (ii) a termination of the Arrangement Agreement by Xos or ElectraMeccanica because of (a) Xos stockholders’ failure to adopt the Xos Resolution at the Xos stockholder meeting, (b) the Effective Time does not occur on or prior to the Outside Date, or (c) breach of any representation or warranty or failure to perform any covenant or agreement by Xos due to a willful breach or fraud that would cause the corresponding closing conditions not to be satisfied, in each case set forth in this clause (ii) at a time when there was a publicly announced or publicly disclosed offer or proposal for an alternative transaction with respect to Xos and Xos enters into or consummates an alternative transaction within 12 months following such date of termination; or (iii) in the event of a change in the recommendation of the Xos board of directors and the approval for the transaction of Xos stockholders, is not obtained.

In the event such termination fee is payable by Xos or ElectraMeccanica, Xos will be required to pay ElectraMeccanica or ElectraMeccanica will be required to pay Xos, respectively, a termination fee of $6,000,000.

A copy of the Arrangement Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement. The representations, warranties and covenants set forth in the Arrangement Agreement have been made only for the purposes of the Arrangement Agreement and solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, as well as by information contained in ElectraMeccanica’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Arrangement and cannot be the basis for any claims under the Arrangement Agreement by the other party after termination of the Arrangement Agreement and (2) were made only as of the dates specified in the Arrangement Agreement. Accordingly, the Arrangement Agreement is included with this filing only to provide investors with information regarding the terms of the Arrangement Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Support Agreements

Simultaneously with the execution of the Arrangement Agreement, Xos and certain holders of ElectraMeccanica Shares (the “ElectraMeccanica Locked-Up Parties”) have entered into voting support and lock-up agreements (the “Xos Voting Support and Lock-Up Agreements”), pursuant to which the ElectraMeccanica Locked-Up Parties agreed, among other things, to vote their ElectraMeccanica Shares in favor of the adoption of the Arrangement Agreement and against any alternative proposal and, subject to certain customary exceptions, not to dispose of their Consideration Shares for a specified period of time following the Arrangement. The Xos Voting Support and Lock-Up Agreements terminate upon the occurrence of certain events, including the termination of the Arrangement Agreement in accordance with its terms.

The foregoing description of the Xos Voting Support and Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Xos Voting Support and Lock-Up Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also simultaneously with the execution of the Arrangement Agreement, ElectraMeccanica and certain holders of shares of Xos common stock (the “Xos Locked-Up Parties”) have entered into voting support and lock-up agreements (the “ElectraMeccanica Voting Support and Lock-Up Agreements”), pursuant to which the Xos Locked-Up Parties agreed, among other things, to vote their shares of Xos common stock in favor of the adoption of the Arrangement Agreement and against any alternative proposal and, subject to certain customary exceptions, not to dispose of their shares of Xos common stock for a specified period of time following the Arrangement. The ElectraMeccanica Voting Support and Lock-Up Agreements terminate upon the occurrence of certain events, including the termination of the Arrangement Agreement in accordance with its terms.

The foregoing description of the ElectraMeccanica Voting Support and Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of ElectraMeccanica Voting Support and Lock-Up Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, Xos and ElectraMeccanica intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Participants in the Solicitation

Xos and its directors and certain of its executive officers, consisting of Stuart Bernstein, Burt Jordan, Alice K. Jackson, George N. Mattson and Ed Rapp, who are the non-employee members of the board of directors of Xos, Dakota Semler, Chief Executive Officer and a director of Xos, Giordano Sordoni, Chief Operating Officer and a director of Xos, Liana Pogosyan, Vice President of Finance and Acting Chief Financial Officer of Xos, and Christen Romero, General Counsel of Xos, are participants in the solicitation of proxies from the stockholders of Xos in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of stockholders of Xos. Information regarding Xos’ directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation-Outstanding Equity Awards at 2022 Fiscal Year-End,” and “Executive Compensation-Director Compensation” contained in Xos’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of the stockholders (the “2023 Xos Proxy Statement”), which was filed with the SEC on April 20, 2023. To the extent that Xos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Xos Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for Xos’ special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

ElectraMeccanica and its directors and certain of its executive officers, consisting of Luisa Ingargiola, Dietmar Ostermann, Michael Richardson, Steven Sanders, David Shemmans and Joanne Yan, who are the non-employee members of the board of directors of ElectraMeccanica, Susan Docherty, Chief Executive Officer, Interim Chief Operating Officer and a director of ElectraMeccanica, Kim Brink, Chief Revenue Officer of ElectraMeccanica, Michael Bridge, General Counsel and Secretary of ElectraMeccanica, and Stephen Johnston, Chief Financial Officer of ElectraMeccanica, are participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of the shareholders of ElectraMeccanica. Information regarding ElectraMeccanica’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in ElectraMeccanica’s definitive proxy statement on Schedule 14A for its 2023 annual general meeting of shareholders (the “2023 ElectraMeccanica Proxy Statement”), which was filed with the SEC and applicable Canadian securities regulatory authorities on November 22, 2023. To the extent that ElectraMeccanica’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 ElectraMeccanica Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, including the Form 4s filed with the SEC on March 24, 2023 with respect to Michael Bridge, and on January 5, 2024 with respect to Stephen Johnston. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for ElectraMeccanica’s special meeting of shareholders and any other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities in respect of the proposed transaction when they become available.

These documents are available free of charge from the sources described in the preceding section titled “Additional Information and Where to Find It.”

Non-Solicitation

This filing will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement

This filing includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•	the ability of the combined company to further penetrate the U.S. market;
•	the total addressable market of Xos’ business;
•	general economic conditions in the markets where Xos operates;
•	the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;
•	non-performance of third-party vendors and contractors;
•	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
•	ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;
•	ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;
•	the combined company’s ability to manage growth;
•	the combined company’s ability to obtain additional financing;

•	the combined company’s ability to expand product offerings;
•	the combined company’s ability to compete with others in its industry;
•	the combined company’s ability to protect its intellectual property;
•	ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;
•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;
•	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
•	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
•	the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;
•	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;
•	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and
•	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
2.1	Arrangement Agreement by and between ElectraMeccanica and Xos dated January 11, 2024
10.1	Form of Voting Support and Lock-Up Agreement by and between Xos and ElectraMeccanica Locked-Up Parties dated January 11, 2024
10.2	Form of Voting Support and Lock-Up Agreement by and between ElectraMeccanica and Xos Locked-Up Parties dated January 11, 2024
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2024	ELECTRAMECCANICA VEHICLES CORP.

	By:	/s/ Michael Bridge
Michael Bridge
General Counsel and Corporate Secretary